Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 12:- COMMITMENTS AND CONTINGENT LIABILITIES

1.	Royalty commitments:

Under the Company’s research and development agreements with the Israel Innovation Authority (the IIA) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the IIA, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the IIA. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the IIA after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate applicable to dollar deposits at the time the grants are received. No grants were received since 2007. As of December 31, 2025, the Company has an outstanding contingent obligation to pay royalties to the IIA, including interest, in the amount of approximately $3,603, with respect to the grants. Since year 2012, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future. Accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	Litigation: As of March 15, 2026, the Company is not a party to any material legal proceedings.